UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

MIRATI THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

This Schedule 14A relates solely to preliminary communications made prior to furnishing security holders of Mirati Therapeutics, Inc. (the “Company”) with a proxy statement related to a proposed transaction in which a wholly owned subsidiary of Bristol-Myers Squibb Company (“Parent”) will be merged with and into the Company, with the Company being the surviving corporation and continuing as a wholly owned subsidiary of Parent (the “Proposed Transaction”), upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated October 8, 2023, among the Company, Parent, and Vineyard Merger Sub Inc., a wholly owned subsidiary of Parent.

This Schedule 14A filing consists of the following documents relating to the Proposed Transaction:

•	Exhibit 99.1: E-mail distributed to employees

•	Exhibit 99.2: Form of e-mail distributed to vendors

•	Exhibit 99.3: Form of e-mail distributed to partners

•	Exhibit 99.4: Form of e-mail distributed to patient advocates, investigators, and researchers

*   *   *

Additional Information and Where to Find it

In connection with the proposed acquisition of the Company by Parent, the Company intends to file a preliminary and definitive proxy statement. The definitive proxy statement and proxy card will be delivered to the stockholders of the Company in advance of the special meeting relating to the proposed acquisition. This Schedule 14A is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC. THE COMPANY’S STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF PARENT AND THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROPOSED ACQUISITION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION AND THE PARTIES TO THE PROPOSED ACQUISITION. Investors and security holders will be able to obtain a free copy of the proxy statement and such other documents containing important information about Parent and the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Parent and the Company make available free of charge at Parent’s website at www.bms.com/investors and the Company’s website at www.ir.mirati.com, respectively, copies of materials they file with, or furnish to, the SEC.

Participants in the Solicitation

This Schedule 14A does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. Parent, the Company and their respective directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed acquisition. Information regarding Parent’s directors and executive officers is contained in Parent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 14, 2023, and its definitive proxy statement for the 2023 annual meeting of stockholders, which was filed with the SEC on March 23, 2023. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 28, 2023, and its definitive proxy statement for the 2023 annual meeting of stockholders, which was filed with the SEC on April 6, 2023. To the extent holdings of Parent’s or the Company’s securities by their respective directors or executive officers have changed since the amounts set forth in such 2023 proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement relating to the proposed acquisition when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov, Parent’s website at www.bms.com and the Company’s website at www.mirati.com.

Cautionary Statement Regarding Forward-Looking Statements

This Schedule 14A contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, the acquisition of the Company by Parent, potential contingent consideration, and the development and commercialization of certain biological compounds, including the therapeutic and commercial potential of KRAZATI® (adagrasib), sitravatinib (TAM receptor inhibitor), MRTX1719 (MTA-cooperative PRMT5 inhibitor), MRTX0902 (SOS1 inhibitor), MRTX1133 (selective KRASG12D inhibitor), and the Company’s other technologies and products in development. These statements may be identified by the fact they use words such as “should,” “could,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe,” “will” and other words and terms of similar meaning and expression in connection with any discussion of future operating or financial performance, although not all forward-looking statements contain such terms. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. These statements are only predictions, and such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual outcomes and results to differ materially from current expectations. No forward-looking statement can be guaranteed. Actual results may differ materially from current expectations because of numerous risks and uncertainties including with respect to (i) the approval of the Company’s stockholders for the proposed acquisition, which may be delayed or may not be obtained, (ii) whether the contingent consideration under the CVR will become payable, (iii) the risk that the expected benefits or synergies of the acquisition will not be realized, (iv) the risk that legal proceedings may be instituted related to the merger agreement, (v) any competing offers or acquisition proposals for the Company, (vi) the possibility that various conditions to the consummation of the acquisition may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the acquisition and (vii) unanticipated difficulties or expenditures relating to the proposed acquisition, the response of business partners and competitors to the announcement of the proposed acquisition and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed acquisition. The actual financial impact of this transaction may differ from the expected financial impact described in this Schedule 14A. In addition, the compounds described in this Schedule 14A are subject to all the risks inherent in the drug development process, and there can be no assurance that the development of these compounds will be commercially successful. Forward-looking statements in this Schedule 14A should be evaluated together with the many uncertainties that affect

Parent’s business, particularly those identified in the cautionary factors discussion in Parent’s Annual Report on Form 10-K for the year ended December 31, 2022, and the Company’s business, particularly those identified in the cautionary factors discussion in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as well as other documents that may be filed by Parent or the Company from time to time with the SEC. Neither Parent nor the Company undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. The forward-looking statements made in this Schedule 14A relate only to events as of the date on which the statements are made.

Exhibit 99.1

E-mail Distributed to Employees

All:

Today is a significant day for Mirati. Moments ago, we announced a merger agreement with Bristol Myers Squibb (BMS), under which BMS will acquire Mirati for $58 per share in cash, representing a 52% premium to the 30-day volume-weighted average price as of the unaffected October 4, 2023 close. Each Mirati stockholder will also receive one Contingent Value Right per Mirati share potentially worth an additional $12 per share, payable upon an accepted filing of MRTX1719 by the U.S. FDA within seven years of transaction close. The transaction represents a total equity value of up to $5.8B including the Contingent Value Right.

This is an important moment for our programs, our incredible team, and for the many patients living with cancer who have the potential to benefit from our groundbreaking innovation.

BMS recognizes the vast potential of Mirati’s pipeline. With their worldwide reach and extensive resources, BMS has a strong legacy in the advancement of novel oncology therapies and will enable the realization of the full potential of our portfolio of targeted oncology therapies. I am excited about this agreement and look forward to the realization of the full impact of Mirati-developed oncology therapeutics.

The breadth and scale of these programs, and the possible impact on human health, are greater than we could have imagined and, as we looked to the future, we realized that the potential of our portfolio is limited only by the resources we can dedicate to it. By joining forces with BMS we will be able to fulfill that potential while, at the same time, maximizing value for our shareholders.

KRAZATI® is a best-in-class product targeting gene mutations that many thought to be undruggable. Our MTA-cooperative PRMT5, KRASG12D and SOS1 inhibitors all have the potential to be first-in-class and best-in-class compounds and our next generation KRAS inhibitors are rapidly advancing toward the clinic. Each of these programs holds the promise of life changing impact for people living with cancer.

This transaction recognizes your hard work and impressive achievements in discovery, development and commercialization. BMS recognizes this commitment, your work and your talent. You will have the opportunity to hear this from them directly in the coming days. Mirati has evolved and grown far beyond what I could have imagined a decade ago when we set out to build a company with a bold ambition. With a vision to create a life beyond cancer, we aimed to test the boundaries of scientific innovation making what seemed impossible into a reality. I’m pleased to say that we have done this.

I am proud of the team we have built, the many firsts we achieved and the tremendous impact we’ve had. Thank you for your hard work, dedication and willingness to be a part of this continuing journey.

Today’s news is only the first step in the process. Until the transaction close, which is anticipated by the first half of 2024, following the satisfaction of customary closing conditions, including approval of Mirati’s stockholders and receipt of required regulatory approvals, Mirati and BMS will continue to operate as two separate companies. We will have more guidance on this in the coming days. During this time, it is critical that all of us remain focused on our day-to-day responsibilities to ensure that our therapeutics reach patients as soon as possible.

I realize that this announcement will raise some questions and I look forward to sharing more with you about the transaction and what comes next during an All Employee meeting at 8:00 am PT tomorrow morning. Additional details will be included on your calendar this evening.

An important note:

All Mirati employees are prohibited from discussing and/or posting about this announcement on social media, including by making, sharing, liking or commenting on any posts that contain references to the transactions. This includes posts by third parties. All questions regarding this should be directed to John Moriarty, Ryan Asay or Megan Humphreys.

No engagement should be made externally or with vendors related to this announcement until directed.

Mirati employees are prohibited from speaking on behalf of the company. All external inquiries should be directed to Ryan Asay and Megan Humphreys.

Thanks,

Chuck

About Mirati Therapeutics

Mirati Therapeutics, Inc. is a commercial stage biotechnology company whose mission is to discover, design and deliver breakthrough therapies to transform the lives of patients with cancer and their loved ones. The company is relentlessly focused on bringing forward therapies that address areas of high unmet need, including lung cancer, and advancing a pipeline of novel therapeutics targeting the genetic and immunological drivers of cancer. Unified for patients, Mirati’s vision is to unlock the science behind the promise of a life beyond cancer. For more information about Mirati, visit us at Mirati.com or follow us on Twitter, LinkedIn and Facebook.

Additional Information and Where to Find it

In connection with the proposed acquisition of Mirati by Bristol Myers Squibb, Mirati intends to file a preliminary and definitive proxy statement. The definitive proxy statement and proxy card will be delivered to the stockholders of Mirati in advance of the special meeting relating to the proposed acquisition. This document is not a substitute for the proxy statement or any other document that may be filed by Mirati with the SEC. MIRATI’S STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF BRISTOL MYERS SQUIBB AND MIRATI WITH THE SEC IN CONNECTION WITH THE PROPOSED ACQUISITION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION AND THE PARTIES TO THE PROPOSED ACQUISITION. Investors and security holders will be able to obtain a free copy of the proxy statement and such other documents containing important information about Bristol Myers Squibb and Mirati, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Bristol Myers Squibb and Mirati make available free of charge at Bristol Myers Squibb’s website at www.bms.com/investors and Mirati’s website at www.ir.mirati.com, respectively, copies of materials they file with, or furnish to, the SEC.

Participants in the Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. Mirati and its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of Mirati in connection with the proposed acquisition. Information regarding Mirati’s directors and executive officers is contained in Mirati’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 28, 2023, and its definitive proxy statement for the 2023 annual meeting of stockholders, which was filed with the SEC on April 6, 2023. To the extent holdings of Mirati’s securities by its directors or executive officers have changed since the amounts set forth in such 2023 proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement relating to the proposed acquisition when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and Mirati’s website at www.mirati.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, the acquisition of Mirati by Bristol Myers Squibb, the impact on and the development and commercialization of certain biological compounds, including the therapeutic and commercial potential of KRAZATI® (adagrasib), sitravatinib (TAM receptor inhibitor), MRTX1719 (MTA-cooperative PRMT5 inhibitor), MRTX0902 (SOS1 inhibitor), MRTX1133 (selective KRASG12D inhibitor), and Mirati’s other technologies and products in development. These statements may be identified by the fact they use words such as “should,” “could,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe,” “will” and other words and terms of similar meaning and expression in connection with any discussion of future operating or financial performance, although not all forward-looking statements contain such terms. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. These statements are only predictions, and such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual outcomes and results to differ materially from current expectations. No forward-looking statement can be guaranteed. Actual results may differ materially from current expectations because of numerous risks and uncertainties including with respect to (i) the approval of Mirati’s stockholders for the proposed acquisition may be delayed or may not be obtained, (ii) the risk that the expected benefits or synergies of the acquisition will not be realized, (iii) the risk that legal proceedings may be instituted related to the merger agreement, (iv) any competing offers or acquisition proposals for Mirati, (v) the possibility that various conditions to the consummation of the acquisition may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the acquisition and (vi) unanticipated difficulties or expenditures relating to the proposed acquisition, the response of business partners and competitors to the announcement of the proposed acquisition and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed acquisition. The actual financial impact of this transaction may differ from the expected financial impact described in this communication. In addition, the compounds described in this communication are subject to all the risks inherent in the drug development process, and there can be no assurance that the development of these compounds will be commercially successful. Forward-looking statements in this communication should be evaluated together with the many uncertainties that affect Mirati’s business in Mirati’s Annual Report on Form 10-K for the year ended December 31, 2022, as well as other documents that may be filed by Mirati from time to time with the SEC. Mirati does not undertake any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made.

Contacts

Mirati Therapeutics

Media Inquiries:

media@mirati.com

Investors:

ir@mirati.com

Exhibit 99.2

Form of E-mail Distributed to Vendors

Hi [NAME],

On Sunday, Mirati announced that the company has entered into a merger agreement with Bristol Myers Squibb (BMS). We are excited about this announcement and know this is an important moment for our programs and for the tens of thousands of patients living with cancer who have the potential to benefit from our groundbreaking innovation.

Today, I want to share with you that at this time we do not anticipate any immediate changes in how we work together. Until the close of the transaction, we expect business to remain as usual and your point of contact at Mirati to remain the same. Any changes that do occur over time will be communicated openly and in advance.

We value our relationship with you and are grateful for your continued support.

Best,

[MIRATI CONTACT]

About Mirati Therapeutics

Mirati Therapeutics, Inc. is a commercial stage biotechnology company whose mission is to discover, design and deliver breakthrough therapies to transform the lives of patients with cancer and their loved ones. The company is relentlessly focused on bringing forward therapies that address areas of high unmet need, including lung cancer, and advancing a pipeline of novel therapeutics targeting the genetic and immunological drivers of cancer. Unified for patients, Mirati’s vision is to unlock the science behind the promise of a life beyond cancer. For more information about Mirati, visit us at Mirati.com or follow us on Twitter, LinkedIn and Facebook.

Additional Information and Where to Find It

In connection with the proposed acquisition of Mirati by Bristol Myers Squibb, Mirati intends to file a preliminary and definitive proxy statement. The definitive proxy statement and proxy card will be delivered to the stockholders of Mirati in advance of the special meeting relating to the proposed acquisition. This document is not a substitute for the proxy statement or any other document that may be filed by Mirati with the SEC. MIRATI’S STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF BRISTOL MYERS SQUIBB AND MIRATI WITH THE SEC IN CONNECTION WITH THE PROPOSED ACQUISITION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION AND THE PARTIES TO THE PROPOSED ACQUISITION. Investors and security holders will be able to obtain a free copy of the proxy statement and such other documents containing important information about Bristol Myers Squibb and Mirati, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Bristol Myers Squibb and Mirati make available free of charge at Bristol Myers Squibb’s website at www.bms.com/investors and Mirati’s website at www.ir.mirati.com, respectively, copies of materials they file with, or furnish to, the SEC.

Participants in the Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. Bristol Myers Squibb, Mirati and their respective directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of Mirati in connection with the proposed acquisition. Information regarding Bristol Myers Squibb’s directors and executive officers is contained in Bristol Myers Squibb’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 14, 2023, and its definitive proxy statement for the 2023 annual meeting of stockholders, which was filed with the SEC on March 23, 2023. Information regarding Mirati’s directors and executive officers is contained in Mirati’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 28, 2023, and its definitive proxy statement for the 2023 annual meeting of stockholders, which was filed with the SEC on April 6, 2023. To the extent holdings of Bristol Myers Squibb’s or Mirati’s securities by their respective directors or executive officers have changed since the amounts set forth in such 2023 proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement relating to the proposed acquisition when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov, Bristol Myers Squibb’s website at www.bms.com and Mirati’s website at www.mirati.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, the acquisition of Mirati by Bristol Myers Squibb, potential contingent consideration, and the development and commercialization of certain biological compounds, including the therapeutic and commercial potential of KRAZATI® (adagrasib), sitravatinib (TAM receptor inhibitor), MRTX1719 (MTA-cooperative PRMT5 inhibitor), MRTX0902 (SOS1 inhibitor), MRTX1133 (selective KRASG12D inhibitor), and Mirati’s other technologies and products in development. These statements may be identified by the fact they use words such as “should,” “could,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe,” “will” and other words and terms of similar meaning and expression in connection with any discussion of future operating or financial performance, although not all forward-looking statements contain such terms. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. These statements are only predictions, and such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual outcomes and results to differ materially from current expectations. No forward-looking statement can be guaranteed. Actual results may differ materially from current expectations because of numerous risks and uncertainties including with respect to (i) the approval of Mirati’s stockholders for the proposed acquisition, which may be delayed or may not be obtained, (ii) whether the contingent consideration under the CVR will become payable, (iii) the risk that the expected benefits or synergies of the acquisition will not be realized, (iv) the risk that legal proceedings may be instituted related to the merger agreement, (v) any competing offers or acquisition proposals for Mirati, (vi) the possibility that various conditions to the consummation of the acquisition may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the acquisition and (vii) unanticipated difficulties or expenditures relating to the proposed acquisition, the response of business partners and competitors to the announcement of the proposed acquisition and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed acquisition. The actual financial impact of this transaction may differ from the expected financial impact described in this communication. In addition, the compounds described in this communication are subject to all the risks inherent in the drug development process, and there can be no assurance that the development of these compounds will be commercially successful. Forward-looking statements in this communication should be evaluated together with the many uncertainties that affect Bristol Myers Squibb’s business, particularly those identified in the cautionary factors discussion in Bristol Myers Squibb’s Annual Report on Form 10-K for the year ended December 31, 2022, and Mirati’s business, particularly those identified in the cautionary factors discussion in Mirati’s Annual Report on Form 10-K for the year ended December 31, 2022, as well as other documents that may be filed by Bristol Myers Squibb or Mirati from time to time with the SEC. Neither Bristol Myers Squibb nor Mirati undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made.

Contacts

Mirati Therapeutics

Media Inquiries:

media@mirati.com

Investors:

ir@mirati.com

Exhibit 99.3

Form of E-mail Distributed to Partners

On Sunday, Mirati announced that the company has entered into a merger agreement with Bristol Myers Squibb (BMS). We are excited about this announcement and know this is an important moment for our programs and for the tens of thousands of patients living with cancer who have the potential to benefit from our groundbreaking innovation.

Today, I want to share with you that at this time we do not anticipate any immediate changes in how we work together. Until the close of the transaction, we expect business to remain as usual and your point of contact at Mirati to remain the same. Any changes that do occur over time will be communicated openly and in advance. Our commitment to you and to the patients you support remains the same.

We value our relationship with you and are grateful for the work that you do to support patients living with cancer.

Best,

[MIRATI CONTACT]

About Mirati Therapeutics

Mirati Therapeutics, Inc. is a commercial stage biotechnology company whose mission is to discover, design and deliver breakthrough therapies to transform the lives of patients with cancer and their loved ones. The company is relentlessly focused on bringing forward therapies that address areas of high unmet need, including lung cancer, and advancing a pipeline of novel therapeutics targeting the genetic and immunological drivers of cancer. Unified for patients, Mirati’s vision is to unlock the science behind the promise of a life beyond cancer. For more information about Mirati, visit us at Mirati.com or follow us on Twitter, LinkedIn and Facebook.

Additional Information and Where to Find It

In connection with the proposed acquisition of Mirati by Bristol Myers Squibb, Mirati intends to file a preliminary and definitive proxy statement. The definitive proxy statement and proxy card will be delivered to the stockholders of Mirati in advance of the special meeting relating to the proposed acquisition. This document is not a substitute for the proxy statement or any other document that may be filed by Mirati with the SEC. MIRATI’S STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF BRISTOL MYERS SQUIBB AND MIRATI WITH THE SEC IN CONNECTION WITH THE PROPOSED ACQUISITION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION AND THE PARTIES TO THE PROPOSED ACQUISITION. Investors and security holders will be able to obtain a free copy of the proxy statement and such other documents containing important information about Bristol Myers Squibb and Mirati, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Bristol Myers Squibb and Mirati make available free of charge at Bristol Myers Squibb’s website at www.bms.com/investors and Mirati’s website at www.ir.mirati.com, respectively, copies of materials they file with, or furnish to, the SEC.

Participants in the Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. Bristol Myers Squibb, Mirati and their respective directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of Mirati in connection with the proposed acquisition. Information regarding Bristol Myers Squibb’s directors and executive officers is contained in Bristol Myers Squibb’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 14, 2023, and its definitive proxy statement for the 2023 annual meeting of stockholders, which was filed with the SEC on March 23, 2023. Information regarding Mirati’s directors and executive officers is contained in Mirati’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 28, 2023, and its definitive proxy statement for the 2023 annual meeting of stockholders, which was filed with the SEC on April 6, 2023. To the extent holdings of Bristol Myers Squibb’s or Mirati’s securities by their respective directors or executive officers have changed since the amounts set forth in such 2023 proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement relating to the proposed acquisition when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov, Bristol Myers Squibb’s website at www.bms.com and Mirati’s website at www.mirati.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, the acquisition of Mirati by Bristol Myers Squibb, potential contingent consideration, and the development and commercialization of certain biological compounds, including the therapeutic and commercial potential of KRAZATI® (adagrasib), sitravatinib (TAM receptor inhibitor), MRTX1719 (MTA-cooperative PRMT5 inhibitor), MRTX0902 (SOS1 inhibitor), MRTX1133 (selective KRASG12D inhibitor), and Mirati’s other technologies and products in development. These statements may be identified by the fact they use words such as “should,” “could,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe,” “will” and other words and terms of similar meaning and expression in connection with any discussion of future operating or financial performance, although not all forward-looking statements contain such terms. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. These statements are only predictions, and such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual outcomes and results to differ materially from current expectations. No forward-looking statement can be guaranteed. Actual results may differ materially from current expectations because of numerous risks and uncertainties including with respect to (i) the approval of Mirati’s stockholders for the proposed acquisition, which may be delayed or may not be obtained, (ii) whether the contingent consideration under the CVR will become payable, (iii) the risk that the expected benefits or synergies of the acquisition will not be realized, (iv) the risk that legal proceedings may be instituted related to the merger agreement, (v) any competing offers or acquisition proposals for Mirati, (vi) the possibility that various conditions to the consummation of the acquisition may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the acquisition and (vii) unanticipated difficulties or expenditures relating to the proposed acquisition, the response of business partners and competitors to the announcement of the proposed acquisition and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed acquisition. The actual financial impact of this transaction may differ from the expected financial impact described in this communication. In addition, the compounds described in this communication are subject to all the risks inherent in the drug development process, and there can be no assurance that the development of these compounds will be commercially successful. Forward-looking statements in this communication should be evaluated together with the many uncertainties that affect Bristol Myers Squibb’s business, particularly those identified in the cautionary factors discussion in Bristol Myers Squibb’s Annual Report on Form 10-K for the year ended December 31, 2022, and Mirati’s business, particularly those identified in the cautionary factors discussion in Mirati’s Annual Report on Form 10-K for the year ended December 31, 2022, as well as other documents that may be filed by Bristol Myers Squibb or Mirati from time to time with the SEC. Neither Bristol Myers Squibb nor Mirati undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made.

Contacts

Mirati Therapeutics

Media Inquiries:

media@mirati.com

Investors:

ir@mirati.com

Exhibit 99.4

Form of E-mail Distributed to Patient Advocates, Investigators, and Researchers

Hi [NAME],

On Sunday, Mirati announced that the company has entered into a merger agreement with Bristol Myers Squibb (BMS). We are excited about this announcement and know this is an important moment for our programs and for the tens of thousands of patients living with cancer who have the potential to benefit from our groundbreaking innovation.

BMS is well positioned to help us accelerate and expand the development and delivery of our therapies to patients, which has been our mission from the earliest days of Mirati. This transaction will enable us to realize the full potential of Mirati’s portfolio of targeted oncology therapies, including an FDA approved therapy and a robust pipeline of novel, best-in-class clinical and preclinical targeted oncology programs for the benefit of patients living with cancer.

Today, I want to share with you that at this time we do not anticipate any immediate changes in how we work together. Until the close of the transaction, we expect business to remain as usual and your point of contact at Mirati to remain the same. Any changes that do occur over time will be communicated openly and in advance. Our commitment to you and to the patients you support remains the same.

We value our relationship with you and are grateful for the work that you do to support patients living with cancer.

Best,

[MIRATI CONTACT]

About Mirati Therapeutics

Mirati Therapeutics, Inc. is a commercial stage biotechnology company whose mission is to discover, design and deliver breakthrough therapies to transform the lives of patients with cancer and their loved ones. The company is relentlessly focused on bringing forward therapies that address areas of high unmet need, including lung cancer, and advancing a pipeline of novel therapeutics targeting the genetic and immunological drivers of cancer. Unified for patients, Mirati’s vision is to unlock the science behind the promise of a life beyond cancer. For more information about Mirati, visit us at Mirati.com or follow us on Twitter, LinkedIn and Facebook.

Additional Information and Where to Find It

In connection with the proposed acquisition of Mirati by Bristol Myers Squibb, Mirati intends to file a preliminary and definitive proxy statement. The definitive proxy statement and proxy card will be delivered to the stockholders of Mirati in advance of the special meeting relating to the proposed acquisition. This document is not a substitute for the proxy statement or any other document that may be filed by Mirati with the SEC. MIRATI’S STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF BRISTOL MYERS SQUIBB AND MIRATI WITH THE SEC IN CONNECTION

WITH THE PROPOSED ACQUISITION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION AND THE PARTIES TO THE PROPOSED ACQUISITION. Investors and security holders will be able to obtain a free copy of the proxy statement and such other documents containing important information about Bristol Myers Squibb and Mirati, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Bristol Myers Squibb and Mirati make available free of charge at Bristol Myers Squibb’s website at www.bms.com/investors and Mirati’s website at www.ir.mirati.com, respectively, copies of materials they file with, or furnish to, the SEC.

Participants in the Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. Bristol Myers Squibb, Mirati and their respective directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of Mirati in connection with the proposed acquisition. Information regarding Bristol Myers Squibb’s directors and executive officers is contained in Bristol Myers Squibb’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 14, 2023, and its definitive proxy statement for the 2023 annual meeting of stockholders, which was filed with the SEC on March 23, 2023. Information regarding Mirati’s directors and executive officers is contained in Mirati’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 28, 2023, and its definitive proxy statement for the 2023 annual meeting of stockholders, which was filed with the SEC on April 6, 2023. To the extent holdings of Bristol Myers Squibb’s or Mirati’s securities by their respective directors or executive officers have changed since the amounts set forth in such 2023 proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement relating to the proposed acquisition when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov, Bristol Myers Squibb’s website at www.bms.com and Mirati’s website at www.mirati.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, the acquisition of Mirati by Bristol Myers Squibb, potential contingent consideration, and the development and commercialization of certain biological compounds, including the therapeutic and commercial potential of KRAZATI® (adagrasib), sitravatinib (TAM receptor inhibitor), MRTX1719 (MTA-cooperative PRMT5 inhibitor), MRTX0902 (SOS1 inhibitor), MRTX1133 (selective KRASG12D inhibitor), and Mirati’s other technologies and products in development. These statements may be identified by the fact they use words such as “should,” “could,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe,” “will” and other words and terms of similar meaning and expression in connection with any discussion of future operating or financial performance, although not all forward-looking statements contain such terms. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. These statements are only predictions, and such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual outcomes and results to differ materially from current expectations. No forward-looking statement can be guaranteed. Actual results may differ materially from current expectations because of numerous risks and uncertainties including with respect to (i) the approval of Mirati’s stockholders for the proposed acquisition, which may be delayed or may not be obtained, (ii) whether the contingent consideration under the CVR will become payable, (iii) the risk that the expected benefits or synergies of the acquisition will not be realized, (iv) the risk that legal proceedings may be instituted related to the merger agreement, (v) any competing offers or acquisition proposals for Mirati, (vi) the possibility that various conditions to the consummation of the acquisition may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the acquisition and (vii) unanticipated difficulties or expenditures relating to the proposed acquisition, the response of business partners and competitors to the announcement of the proposed acquisition and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed acquisition. The actual financial impact of this transaction may differ from the expected financial impact described in this communication. In addition, the compounds described in this communication are subject to all the risks inherent in the drug development process, and there can be no assurance that the development of these compounds will be commercially successful. Forward-looking statements in this communication should be evaluated together with the many uncertainties that affect Bristol Myers Squibb’s business, particularly those identified in the cautionary factors discussion in Bristol Myers Squibb’s Annual Report on Form 10-K for the year ended December 31, 2022, and Mirati’s business, particularly those identified in the cautionary factors discussion in Mirati’s Annual Report on Form 10-K for the year ended December 31, 2022, as well as other documents that may be filed by Bristol Myers Squibb or Mirati from time to time with the SEC. Neither Bristol Myers Squibb nor Mirati undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made.

Contacts

Mirati Therapeutics

Media Inquiries:

media@mirati.com

Investors:

ir@mirati.com